                                                                    EXHIBIT 3.2

                       CERTIFICATE OF OWNERSHIP AND MERGER
                MERGING PROTECTION ONE ALARM SERVICES, INC. INTO
                      PROTECTION ONE ALARM MONITORING, INC.


                  Protection One Alarm Monitoring, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation")

                  DOES HEREBY CERTIFY:

                  FIRST: That the Corporation was incorporated on the 4th day of September, 1991, pursuant to the General Corporation Law of the State of Delaware.

                  SECOND: That the Corporation owns one hundred percent (100%) of the outstanding shares of the common stock, stock par value ("Subsidiary Stock"), of Protection One Alarm Services, Inc., a corporation incorporated on the 31st day of May, 1988, pursuant to the Business Corporation Act of the State of Oregon ("Subsidiary"), and having no class of stock outstanding other than said common stock.

                  THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 24th day of April, 1996, determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of the State of Delaware does, merge Subsidiary into itself on the conditions set forth in such resolutions as stated below:

                           WHEREAS, Protection One Alarm Monitoring, Inc., a corporation organized and existing under the laws of the State of Delaware ("Parent"), was incorporated on the 4th day of September, 1991, pursuant to the General Corporation Law of the State of Delaware, the provisions of which permit the merger of a foreign subsidiary into a parent corporation organized and existing under the laws of the State of Delaware;

                           WHEREAS, Parent is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of the common stock, no par value ("Subsidiary Stock"), of Protection One Alarm Services, Inc., a corporation incorporated on the 31st day of May, 1988, pursuant to the Business Corporation Act of the State of Oregon ("Subsidiary"), and having no class of stock outstanding other than said common stock; and

                           WHEREAS, Parent desires to, and effective upon the filing of a certificate of ownership and merger with the Secretary of State of Delaware and the filing of articles of merger with the Secretary of State of Oregon will, merge with Subsidiary, assuming all of the obligations of Subsidiary, pursuant to the provisions of Section 253 of the Delaware General Corporation Law and Oregon Revised Statutes 60.491;

                           NOW, THEREFORE, BE IT RESOLVED, that the maintenance or preservation of Subsidiary no longer being desirable in the conduct of the business of Parent and Subsidiary, effective upon the filing of an appropriate certificate of ownership and merger and resolutions of Parent with the Secretary of State of Delaware, Subsidiary will merge itself into Parent, which will assume all of the obligations of Subsidiary;

                           RESOLVED, that the terms and conditions of the merger are as follows:

                           1. Upon the proposed merger becoming effective, and
                  without any action on the part of any holder of any shares of Subsidiary Stock, each issued and outstanding share of Subsidiary Stock shall automatically be cancelled and cease to be outstanding, without any payment being made in respect thereof, and no shares of Parent shall be issued in exchange therefor;

                           2. Upon the proposed merger becoming effective, the
                  certificate of incorporation, bylaws, officers and directors of the surviving corporation shall be the same as the certificate of incorporation, bylaws, officers and directors of Parent immediately before the merger becoming effective; and

                           3. Upon the proposed merger becoming effective,
                  Parent shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Subsidiary and Parent, all as provided under Delaware and Oregon law;

                           RESOLVED, that the President or any Vice President of Parent be, and each hereby is, authorized to make and execute, and the Secretary or any Assistant Secretary be, and each hereby is, authorized to attest, a certificate of ownership and merger setting forth a copy of the resolutions providing for the merger of Subsidiary into Parent, and the date of adoption of these resolutions, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, Delaware, and to execute and deliver all other documents and to do all other acts and things whatsoever, whether within or without the State of Delaware, that may be in any way necessary or appropriate to effect said merger and to consummate the transactions contemplated by these resolutions, including, without limitation, preparing, executing and filing with the Secretary of State of Oregon appropriate articles of merger;

                           RESOLVED, that anything herein or elsewhere to the contrary notwithstanding, in accordance with Section 251(d) of the Delaware General Corporation Law, the merger of Subsidiary and Parent may be amended or terminated and abandoned by the Board of Directors of Parent at any time prior to the date of filing the merger with the Secretary of State of Delaware; and

                           RESOLVED, that any and all documents heretofore executed, and acts heretofore done, by any past or present officer or director of Parent in connection with the proposed merger and the transactions contemplated herein are hereby ratified and confirmed.

                  FOURTH: Anything herein or elsewhere to the contrary notwithstanding, in accordance with Section 251(d) of the Delaware General Corporation Law, this merger may be amended or terminated and abandoned by the Board of Directors of the Corporation at any time prior to the date of filing the merger with the Secretary of State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by James M. Mackenzie, Jr., its President, and attested by John E. Mack, III, its Assistant Secretary, this 10th day of May, 1996.

                                       Protection One Alarm Monitoring, Inc.,
                                       a Delaware corporation


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President


ATTEST:


By:       John E. Mack, III
   -------------------------------
         John E. Mack, III,
         Assistant Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER
                     MERGING A-ABLE LOCK & ALARM, INC. INTO
                      PROTECTION ONE ALARM MONITORING, INC.


                  Protection One Alarm Monitoring, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation")

                  DOES HEREBY CERTIFY:

                  FIRST: That the Corporation was incorporated on the 4th day of September, 1991, pursuant to the General Corporation Law of the State of Delaware.

                  SECOND: That the Corporation owns one hundred percent (100%) of the outstanding shares of the common stock, no par value ("A-Able Stock"), of A-Able Lock & Alarm, Inc., a corporation incorporated on the first day of October, 1974, pursuant to the General Corporation Law of the State of Nevada ("A-Able"), and having no class of stock outstanding other than said common stock.

                  THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 27th day of June, 1996, determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of Delaware does merge A-Able into itself on the conditions set forth in such resolutions as stated below:

                           WHEREAS, Protection One Alarm Monitoring, Inc., a corporation organized and existing under the laws of the State of Delaware ("Parent") was incorporated on the 4th day of September, 1991, pursuant to the General Corporation Law of the State of Delaware, the provisions of which permit the merger of a foreign subsidiary into a parent corporation organized and existing under the laws of the State of Delaware; and

                           WHEREAS, the Parent is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of the common stock, no par value ("A-Able Stock"), of A-Able Lock & Alarm, Inc., a corporation incorporated on the first day of October, 1974, pursuant to the General Corporation Law of the State of Nevada (the "Subsidiary"), and having no class of stock outstanding other than said common stock; and

                           WHEREAS, the Parent desires to, and effective upon the filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware, merge with the Subsidiary, assuming all of the obligations of the Subsidiary, pursuant to the provisions of Section 253 of the Delaware General Corporation Law; and

                           WHEREAS, effective upon the merger, the Parent desires to transfer all of the assets and liabilities formerly held by the Subsidiary and assumed by the Parent in the merger, with the exception of certain monitoring contracts, to Protection One Alarm Services, Inc., an Oregon corporation and wholly owned subsidiary of the Parent ("Services");

                           NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger and resolutions of the Parent with the Secretary of State of Delaware, the Subsidiary will merge itself into the Parent, which will assume all of the obligations of the Subsidiary; and

                           RESOLVED, that the terms and conditions of the merger are as follows:

                  1. Upon the proposed merger becoming effective, and without any action on the part of any holder of any shares of A-Able Stock, each issued and outstanding share of A- Able Stock shall automatically be cancelled and cease to be outstanding, without any payment being made in respect thereof, and no shares of the Parent shall be issued in exchange therefor;

                  2. Upon the proposed merger becoming effective, the certificate of incorporation, bylaws, officers and directors of the surviving corporation shall be the same as the certificate of incorporation, bylaws, officers and directors of the Parent immediately before the merger becoming effective; and

                  3. Upon the proposed merger becoming effective, the Parent shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Subsidiary and the Parent, all as provided under Delaware law; and

                           RESOLVED, that upon the proposed merger becoming effective, the Parent shall transfer all of the assets and liabilities formerly held by the Subsidiary and assumed by the Parent in the merger, with the exception of certain monitoring contracts, to Services; and

                           RESOLVED, that the President or any Vice President of the Corporation be and each hereby is authorized to make and execute, and the Secretary or any Assistant Secretary be and each hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of the resolutions providing for the merger of the Subsidiary into the Parent, and the date of adoption of these resolutions, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, Delaware, and to execute and deliver any other documents and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said merger, to transfer said assets and liabilities to Services and to consummate the transactions contemplated by these resolutions; and

                           RESOLVED, that anything herein or elsewhere to the contrary notwithstanding, in accordance with Section 251(d) of the Delaware General Corporation Law, this merger may be amended or terminated and abandoned by the Board of Directors of the Parent at any time prior to the date of filing the merger with the Secretary of State of Delaware; and

                           RESOLVED, that any and all documents heretofore executed, and acts heretofore done, by any past or present officer or director of the Parent in connection with the proposed merger and the transactions contemplated herein are hereby ratified and confirmed; and

                           RESOLVED, that these resolutions shall be effective upon their passage.

                  FOURTH: Anything herein or elsewhere to the contrary notwithstanding, in accordance with Section 251(d) of the Delaware General Corporation Law, this merger may be amended or terminated and abandoned by the Board of Directors of the Corporation at any time prior to the date of filing the merger with the Secretary of State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by James M. Mackenzie, Jr., its President, and attested by John W. Hesse, its Secretary, this 20th day of July, 1995.

                                       Protection One Alarm Monitoring, Inc.,
                                       a Delaware corporation


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President


ATTEST:


By:          John W. Hesse
   ------------------------------------
         John W. Hesse, Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER
                        MERGING NEVADA CENTRAL, INC. INTO
                      PROTECTION ONE ALARM MONITORING, INC.


                  Protection One Alarm Monitoring, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation")

                  DOES HEREBY CERTIFY:

                  FIRST: That the Corporation was incorporated on the 4th day of September, 1991, pursuant to the General Corporation Law of the State of Delaware.

                  SECOND: That the Corporation owns one hundred percent (100%) of the outstanding shares of the common stock, $0.001 par value per share ("Nevada Central Stock"), of Nevada Central, Inc., a corporation incorporated on the 22nd day of January, 1992, pursuant to the General Corporation Law of the State of Nevada ("Nevada Central"), and having no class of stock outstanding other than said common stock.

                  THIRD: That the Corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 3rd day of May, 1995, determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of the State of Delaware does merge Nevada Central into itself on the conditions set forth in such resolutions as stated below:

                           WHEREAS, Protection One Alarm Monitoring, Inc., a corporation organized and existing under the laws of the State of Delaware ("Parent"), was incorporated on the 4th day of September, 1991, pursuant to the General Corporation Law of the State of Delaware, the provisions of which permit the merger of a foreign subsidiary into a parent corporation organized and existing under the laws of the State of Delaware;

                           WHEREAS, the Parent is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of the common stock, $0.001 par value per share ("Nevada Central Stock"), of Nevada Central, Inc., a corporation incorporated on the 22nd day of January, 1992, pursuant to the General Corporation Law of the State of Nevada (the "Subsidiary"), and having no class of stock outstanding other than said common stock; and

                           WHEREAS, the Parent desires to, and effective upon the filing of a Certificate of Ownership and Merger with the Secretary of State of Delaware, merge with the Subsidiary, assuming all of the obligations of the Subsidiary, pursuant to the provisions of Section 253 of the Delaware General Corporation Law;

                           NOW, THEREFORE, BE IT RESOLVED, that effective upon the filing of an appropriate Certificate of Ownership and Merger and resolutions of the Parent with the Secretary of State of Delaware, the Subsidiary will merge itself into the Parent, which will assume all of the obligations of the Subsidiary; and

                           RESOLVED, that the terms and conditions of the merger are as follows:

                           1. Upon the proposed merger becoming effective, and
                  without any action on the part of any holder of any shares of Nevada Central Stock, each issued and outstanding share of Nevada Central Stock shall automatically be cancelled and cease to be outstanding, without any payment being made in respect thereof, and no shares of the Parent shall be issued in exchange therefor;

                           2. Upon the proposed merger becoming effective, the
                  certificate of incorporation, bylaws, officers and directors of the surviving corporation shall be the same as the certificate of incorporation, bylaws, officers and directors of the Parent immediately before the merger becoming effective; and

                           3. Upon the proposed merger becoming effective, the
                  Parent shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Subsidiary and the Parent, all as provided under Delaware law; and

                           RESOLVED, that the President or any Vice President of the Corporation be and each hereby is authorized to make and execute, and the Secretary or any Assistant Secretary be and each hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of the resolutions providing for the merger of the Subsidiary into the Parent, and the date of adoption of these resolutions, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of Kent County, Delaware, and do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said merger; and

                           RESOLVED, that anything herein or elsewhere to the contrary notwithstanding, in accordance with Section 251(d) of the Delaware General Corporation Law, this merger may be amended or terminated and abandoned by the Board of Directors of the Parent at any time prior to the date of filing the merger with the Secretary of State of Delaware; and

                           RESOLVED, that these resolutions shall be effective upon their passage.

                  FOURTH: Anything herein or elsewhere to the contrary notwithstanding, in accordance with Section 251(d) of the Delaware General Corporation Law, this merger may be amended or terminated and abandoned by the Board of Directors of the Corporation at any time prior to the date of filing the merger with the Secretary of State of Delaware.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by James M. Mackenzie, Jr., its President, and attested by John W. Hesse, its Secretary, this 5th day of May, 1995.

                                       Protection One Alarm Monitoring, Inc.,
                                       a Delaware corporation


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President

ATTEST:


By:          John W. Hesse
   -----------------------------------
         John W. Hesse, Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER
                         MERGING CUSTOM HOUSE, INC. INTO
                      PROTECTION ONE ALARM MONITORING, INC.
                         (PURSUANT TO SECTION 253 OF THE
                      GENERAL CORPORATION LAW OF DELAWARE)


                  James M. Mackenzie, Jr., President, and John W. Hesse, Secretary, of Protection One Alarm Monitoring, Inc., a corporation incorporated on the 4th day of September, 1991, pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Parent Corporation"), certify that:

                  1. Parent Corporation owns all of the outstanding stock of Custom House, Inc., a corporation incorporated on the 27th day of February, 1973, pursuant to the Washington Business Corporation Act.

                  2. The directors of Parent Corporation unanimously adopted the following resolutions pursuant to a Consent to Corporate Action of the Board of Directors of Parent Corporation dated as of March 3, 1995:

                           WHEREAS, Protection One Alarm Monitoring, Inc., a Delaware corporation (the "Corporation") owns all of the outstanding stock of Custom House, Inc., a Washington corporation; and

                           WHEREAS, the Corporation desires to merge Custom House, Inc. into itself and assume all of its liabilities and obligations.

                           NOW, THEREFORE, IT IS RESOLVED, that the Corporation merge Custom House, Inc. into itself as of the date of the filing of the Certificate of Ownership and Merger pursuant to Section 253 of the General Corporation Law of the State of Delaware and assume all of the liabilities and obligations of Custom House, Inc.; and be it

                           RESOLVED FURTHER, that the President or a Vice President and the Secretary or the Treasurer of the Corporation are directed to make and execute a Certificate of Ownership and Merger pursuant to Section 253 of the General Corporation Law of the State of Delaware, setting forth a copy of this resolution, to merge Custom House, Inc. into the Corporation and to assume all of the liabilities and obligations of Custom House, Inc., and to file the same in the office of the Secretary of State of the State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County, State of Delaware, and be it

                           RESOLVED FURTHER, that the President or a Vice President and the Secretary or the Treasurer of the Corporation are also directed to make and execute Articles of Merger pursuant to RCW 23B.11.050 merging Custom House, Inc. into the Corporation and to file the same in the Office of the Secretary of State of the State of Washington; and be it

                           RESOLVED FURTHER, that, upon the filing of the Certificate of Ownership and Merger with the State of Delaware and the Articles of Merger with the State of Washington, the officers of the Corporation are authorized and directed to cancel all of the issued and outstanding shares of the capital stock of Custom House, Inc. (with all of the issued and outstanding shares of the capital stock of the Corporation remaining unaffected); and be it

                           RESOLVED FURTHER, that the officers of the Corporation are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be necessary or proper to effect such merger.

                                       PARENT CORPORATION:

                                       PROTECTION ONE ALARM MONITORING, INC.


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President


                                       By:            John W. Hesse
                                          -------------------------------------
                                                John W. Hesse, Secretary


                                  VERIFICATION

                  James M. Mackenzie, Jr. and John W. Hesse say:

                  1. They are the President and Secretary, respectively, of Protection One Alarm Monitoring, Inc., a Delaware corporation.

                  2. They have read the foregoing Certificate of Ownership and Merger and know the contents thereof.

                  3. The same is true of their own knowledge.

                  4. They executed the foregoing Certificate of Ownership and Merger as of March 3, 1995, at Los Angeles County, California, and as of March 3, 1995 at Washington County, Oregon, respectively.

                  5. We declare under penalty of perjury that the foregoing is true and correct.


                                                 James M. Mackenzie, Jr.
                                          -------------------------------------
                                                 James M. Mackenzie, Jr.


                                                      John W. Hesse
                                          -------------------------------------
                                                      John W. Hesse

                       CERTIFICATE OF OWNERSHIP AND MERGER
                       MERGING STATEWIDE ALARM CORP. INTO
                      PROTECTION ONE ALARM MONITORING, INC.
                         (PURSUANT TO SECTION 253 OF THE
                      GENERAL CORPORATION LAW OF DELAWARE)


                  James M. Mackenzie, Jr., President, and John W. Hesse, Secretary, of Protection One Alarm Monitoring, Inc., a corporation incorporated on the 4th day of September, 1991, pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Parent Corporation") certify that:

                  6. The Parent Corporation owns all of the outstanding stock of Statewide Alarm Corp., a corporation incorporated on the 4th day of September, 1979, pursuant to the Corporations Code of the State of California (the "Subsidiary Corporation").

                  7. The directors of the Parent Corporation unanimously adopted the following resolutions pursuant to a Consent to Corporate Action of the Board of Directors of Parent Corporation dated as of February 21, 1994:

                           WHEREAS, Protection One Alarm Monitoring, Inc. (the "Corporation") owns all of the outstanding stock of Statewide Alarm Corp., a California corporation; and

                           WHEREAS, it is deemed in the best interests of the Corporation and its shareholder that the Corporation merge Statewide Alarm Corp. into itself and assume all of its obligations.

                           NOW THEREFORE, IT IS RESOLVED that the Corporation merge Statewide Alarm Corp. into itself as of the date of the filing of the Certificate of Ownership and Merger pursuant to Section 253 of the General Corporation Law of the State of Delaware and assume all of the obligations of Statewide Alarm Corp.; and be it

                           RESOLVED FURTHER, that the President and the Secretary of the Corporation are directed to execute and file a Certificate of Ownership and Merger pursuant to Section 253 of the General Corporation Law of the State of Delaware, in the offices of the Secretary of the State of Delaware and a certified copy thereof in the office of the recorder of deeds of New Castle County, State of Delaware, to cause the President and Secretary of Statewide Alarm Corp. to execute and file a Certificate of Ownership pursuant to Section 1110 of the Corporations Code of the State of California in the offices of the Secretary of

         State of the State of California, and to take such further actions as may be necessary or proper to accomplish such merger.


                                       PARENT CORPORATION:

                                       PROTECTION ONE ALARM MONITORING, INC.


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President


                                       By:            John W. Hesse
                                          -------------------------------------
                                                John W. Hesse, Secretary


                                  VERIFICATION

                  James M. Mackenzie, Jr. and John W. Hesse say:

                  1. They are the President and Secretary, respectively, of Protection One Alarm Monitoring, Inc., a Delaware corporation.

                  2. They have read the foregoing Certificate of Ownership and Merger and know the contents thereof.

                  3. The same is true of their own knowledge.

                  4. They executed the foregoing Certificate of Ownership and Merger as of February 21, 1994, at Los Angeles County, California, and as of February 21, 1994, at Washington County, Oregon, respectively.

                  5. We declare under penalty of perjury that the foregoing is true and correct.


                                                 James M. Mackenzie, Jr.
                                          -------------------------------------
                                                 James M. Mackenzie, Jr.


                                                      John W. Hesse
                                          -------------------------------------
                                                      John W. Hesse

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING
                          AMERICAN HOME SECURITY, INC.
                                      INTO
                      PROTECTION ONE ALARM MONITORING, INC.
                         (PURSUANT TO SECTION 253 OF THE
                      GENERAL CORPORATION LAW OF DELAWARE)


                  James M. Mackenzie, Jr., President, and John W. Hesse, Secretary, of Protection One Alarm Monitoring, Inc., a corporation incorporated on the 4th day of September, 1991, pursuant to the provisions of the General Corporation Law of the State of Delaware (the "Parent Corporation"), certify that:

                  6. The Parent Corporation owns all of the outstanding stock of American Home Security, Inc., a corporation incorporated on the 7th day of January, 1974, pursuant to the Corporations Code of the State of California
(the "Subsidiary Corporation").

                  7. The directors of the Parent Corporation unanimously adopted the following resolutions pursuant to a Consent to Corporate Action of the Board of Directors of the Parent Corporation dated as of February 21, 1994:

                           WHEREAS, Protection One Alarm Monitoring, Inc. (the "Corporation") owns all of the outstanding stock of American Home Security, Inc., a California corporation; and

                           WHEREAS, it is deemed in the best interests of the Corporation and its shareholder that the Corporation merge American Home Security, Inc.
         into itself and assume all of its obligations.

                           NOW THEREFORE, IT IS RESOLVED that the Corporation merge American Home Security, Inc. into itself as of the date of the filing of the Certificate of Ownership and Merger pursuant to Section 253 of the General Corporation Law of the State of Delaware and assume all of the obligations of American Home Security, Inc.; and be it

                           RESOLVED FURTHER, that the President and the Secretary of the Corporation are directed to execute and file a Certificate of Ownership and Merger pursuant to Section 253 of the General Corporation Law of the State of Delaware, in the offices of the Secretary of the State of Delaware and a certified copy thereof in the office of the recorder of deeds of New Castle County, State of Delaware, to cause the President and Secretary of American Home Security, Inc. to execute and file a Certificate of Ownership pursuant to Section 1110 of the Corporations Code of the State of California in the offices of the Secretary of

         State of the State of California, and to take such further actions as may be necessary or proper to accomplish such merger.


                                       PARENT CORPORATION:

                                       PROTECTION ONE ALARM MONITORING, INC.


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President


                                       By:            John W. Hesse
                                          -------------------------------------
                                                John W. Hesse, Secretary


                                  VERIFICATION

                  James M. Mackenzie, Jr. and John W. Hesse say:

                  1. They are the President and Secretary, respectively, of Protection One Alarm Monitoring, Inc., a Delaware corporation.

                  2. They have read the foregoing Certificate of Ownership and Merger and know the contents thereof.

                  3. The same is true of their own knowledge.

                  4. They executed the foregoing Certificate of Ownership and Merger as of February 21, 1994, at Los Angeles County, California, and as of February 21, 1994, at Washington County, Oregon, respectively.

                  5. We declare under penalty of perjury that the foregoing is true and correct.


                                                 James M. Mackenzie, Jr.
                                          -------------------------------------
                                                 James M. Mackenzie, Jr.


                                                      John W. Hesse
                                          -------------------------------------
                                                      John W. Hesse

                            CERTIFICATE OF MERGER OF
                            HOME ACQUISITION CO. AND
                    UNIVERSAL PROTECTION SERVICE, INC., INTO
                      PROTECTION ONE ALARM MONITORING, INC.
                        (UNDER SECTION 252 OF THE GENERAL
                          CORPORATION LAW OF DELAWARE)



                  PROTECTION ONE ALARM MONITORING, INC., hereby certifies that:

                  6. The name and state of incorporation of each of the constituent corporations are:

                           (a) Home Acquisition Co., a California corporation;

                           (b) Universal Protection Service, Inc., a California
                               corporation;

                           (c) Protection One Alarm Monitoring, Inc., a Delaware
                               corporation.

                  7. An agreement of merger has been approved, adopted, certified, executed and acknowledged by Home Acquisition Co., by Universal Protection Service, Inc., and by Protection One Alarm Monitoring, Inc., in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

                  8. The name of the surviving corporation is Protection One Alarm Monitoring, Inc.

                  9. The certificate of incorporation of Protection One Alarm Monitoring, Inc. shall be the certificate of incorporation of the surviving corporation.

                  10. The surviving corporation is a corporation of the State of Delaware.

                  11. The executed agreement of merger is on file at the principal place of business of Protection One Alarm Monitoring, Inc., at 15951 S.W. 72nd Avenue, Portland, Oregon 97224.

                  12. A copy of the agreement of merger will be furnished by Protection One Alarm Monitoring, Inc., on request and without cost, to any stockholder of Home Acquisition Co., Universal Protection Service, Inc., or Protection One Alarm Monitoring, Inc.

                  13. The authorized capital stock of Home Acquisition Co. is 100 shares of common stock, $.10 par value, and of Universal Protection Service, Inc. is 100,000 shares of common stock, no par value.

                  IN WITNESS WHEREOF, Protection One Alarm Monitoring, Inc. has caused this certificate to be signed by James M. Mackenzie, Jr., its President and attested by John W. Hesse, its Secretary as of the 21st day of January, 1994


                                       PROTECTION ONE ALARM MONITORING, INC.


                                       By:       James M. Mackenzie, Jr.
                                          -------------------------------------
                                            James M. Mackenzie, Jr., President


ATTEST:


By:          John W. Hesse
   ------------------------------------
         John W. Hesse, Secretary

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                    * * * * *



                  PROTECTION ONE ALARM MONITORING, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

                  The present registered agent of the corporation is THE PRENTICE-HALL CORPORATION SYSTEM, INC. and the present registered office of the corporation is in the county of Kent.

                  The Board of Directors of PROTECTION ONE ALARM MONITORING, INC. adopted the following resolution on the 3rd day of June, 1993.

                           Resolved, that the registered office of PROTECTION ONE ALARM MONITORING, INC., in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

                  IN WITNESS WHEREOF, PROTECTION ONE ALARM MONITORING, INC., has caused this statement to be signed by Thomas K. Rankin, its Vice President and attested by John W. Hesse, its Secretary this 3rd day of June, 1993.


                                       By:         Thomas K. Rankin
                                          -------------------------------------
                                             Thomas K. Rankin, Vice President


ATTEST:


By:            John W. Hesse
   -----------------------------------
         John W. Hesse, Secretary

                          CERTIFICATE OF INCORPORATION
                      PROTECTION ONE ALARM MONITORING, INC.



                  FIRST: The name of the corporation is Protection One Alarm Monitoring, Inc. (the "Corporation").

                  SECOND: The address of the Corporation's registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                  THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  FOURTH: The total number of shares of common stock that the Corporation shall have authority to issue is 1,000 and the par value of each of such shares is $0.10.

                  FIFTH: The name and mailing address of the sole incorporator are as follows:

                           Name                              Mailing Address
                           ----                              ---------------
                  Eugene R. Sullivan, Jr.                c/o Chadbourne & Parke
                                                         30 Rockefeller Plaza
                                                         New York, NY 10112

                  SIXTH: The Board of Directors is authorized to adopt, amend or repeal the By- Laws of the Corporation.

                  SEVENTH: Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided in the ByLaws, or, if not so designated or provided, at the registered office of the Corporation in the State of Delaware. Elections of directors need not be by written ballot unless and to the extent that the By-laws so provide.

                  EIGHTH. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing clause shall not apply to any liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article EIGHTH, nor the adoption of any provision of this Certification of Incorporation inconsistent with this Article EIGHTH, shall be effective with respect to any cause of action, suit, claim or other matter that, but for this Article EIGHTH, would accrue or arise prior to such amendment, repeal or adoption of an inconsistent provision.

                  NINTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provision of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provision of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequences of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of the creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                  TENTH: The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights of stockholders herein are subject to this reservation.

                  THE UNDERSIGNED, being the sole incorporator above named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has signed this instrument this 4th day of September, 1991.



                                                   Eugene R. Sullivan, Jr.
                                            -----------------------------------
                                                   Eugene R. Sullivan, Jr.
                                                      Sole Incorporator


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